UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 24, 2024
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 24, 2024, Momentus Inc. (“Momentus” or the “Company”) and Space Infrastructures Ventures, LLC (“SIV”), a firm that invests in disruptive high-tech/space-tech ventures, entered into a secured convertible promissory note (the “Convertible Note”) pursuant to which Momentus may borrow up to $3.0 million in two tranches, consisting of (i) an initial loan in the principal amount of $2 million, and (ii) up to an additional $1 million in principal amount which may be borrowed from December 22, 2024 through February 14, 2025. Borrowings under the Convertible Note bear interest at 15% per annum. The Convertible Note has a maturity date of October 24, 2025, at which time all principal and accrued interest is due.  Amounts borrowed under the Convertible Note are secured by a lien on substantially all of the assets of the Company.

At any time after the date that is six months after the original issuance date of the Convertible Note, SIV may convert some or all of the outstanding obligations under the Convertible Note into shares of Momentus Class A Common Stock (the “Common Stock”) at a conversion price of $0.5292 per share. The conversion price and the number of shares of Common Stock issuable upon conversion of the Convertible Note is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

In addition to the Convertible Note, Momentus agreed to issue to SIV warrants to purchase up to 5,668,934 shares of Common Stock with an exercise price of $0.5292 per share (the “SIV Warrants”). The exercise price and the number of shares of Common Stock issuable upon exercise of the SIV Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.  SIV may not exercise the SIV Warrants prior to April 24, 2025, and the SIV Warrants will expire April 24, 2029.

Neither the Convertible Note nor the SIV Warrants can be converted or exercised if it would cause the aggregate number of shares of Common Stock beneficially owned by SIV (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion or exercise, as applicable. By written notice, SIV may, with the agreement of the Company, from time to time increase or decrease this ownership limitation to any other percentage. Conversion of the Convertible Note and exercise of the SIV Warrants is also subject to compliance with applicable Nasdaq rules, and if shareholder approval is required the Company will use commercially reasonable efforts to obtain such approval.

The proceeds of the Convertible Note are to be used solely to fund day-to-day working capital needs in the ordinary course of business, consistent with past practices, and for general purposes in the ordinary course of business, consistent with past practices. The Convertible Note requires SIV’s consent to take certain actions, such as purchasing assets outside the ordinary course of business, extending financing, making capital expenditures in excess of $100,000, repaying debts outside the ordinary course of business or investing in any entity or enterprise.

The Convertible Note can be prepaid in full at any time, subject to a prepayment fee of 10%. The Convertible Note will accelerate and become immediately due upon the occurrence of certain customary events of default, including failure to pay amounts owing when due and/or certain events involving a discontinuation of our business or certain types of proceedings involving insolvency, bankruptcy, receivership and the like, or a change of control of Momentus.

In addition to the Convertible Note and the SIV Warrants, the Company also agreed to issue to an unrelated investor warrants to purchase up to 5,000,000 shares of Common Stock with an exercise price of $0.575 per share (the “Investor Warrants”). The Investor Warrants cannot be exercised prior to March 17, 2025, and will expire March 17, 2029. The exercise price and the number of shares of Common Stock issuable upon exercise of the Investor Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.  The Investor Warrants provide that the investor will not have the right to exercise any portion of its warrants if such exercise would cause (i) the aggregate number of shares of Common Stock beneficially owned by the investor (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the investor (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Investor Warrants.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the Convertible Note, the SIV Warrants and the Investor Warrants (collectively, the “Securities”) is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(c) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Class A Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 16, 2024).
10.1	Secured Convertible Promissory Note, dated October 24, 2024, by and between Space Infrastructures Ventures, LLC and Momentus Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Paul Ney
		Name:	Paul Ney
Dated:	October 28, 2024	Title:	Chief Legal Officer and Corporate Secretary